SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 19, 2008

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Trust 2007-A2, Mortgage Pass-Through Certificates, Series 2007-A2)

J.P. MORGAN MORTGAGE TRUST 2007-A2
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-130192-36	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated April 13, 2007, in connection with the issuance of J.P. Morgan Mortgage Trust 2007-A2 Mortgage Pass-Through Certificates, for the purpose of filing a revised copy of the Trust Agreement, dated as of March 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, and U.S. Bank National Association, as securities administrator (the “Trust Agreement”), attached hereto as Exhibit 99.1, in order to correct certain errors contained in the Trust Agreement originally filed as Exhibit 99.6 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

99.1

Trust Agreement, dated as of March 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, and U.S. Bank National Association, as securities administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By:      /s/ Paul H. White

    Name:  Paul H. White

    Title:    Vice President

Dated: March 19, 2008

Exhibit Index

Exhibit

Page

99.1

Trust Agreement, dated as of March 1, 2007, by and among J.P. Morgan Acceptance Corporation I, HSBC Bank USA, National Association, as trustee, and U.S. Bank National Association, as securities administrator.